                               JOHN HANCOCK FUNDS

  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                    SOVEREIGN
                                      BOND
                                      FUND


                                  ANNUAL REPORT


                                DECEMBER 31, 1995

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                    Chairman
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                                 GAIL D. FOSLER*
                                  BAYARD HENRY*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                THOMAS H. DROHAN
                       Senior Vice President and Secretary
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                                 89 SOUTH STREET
                           BOSTON, MASSACHUSETTS 02111

                                 TRANSFER AGENT
                   JOHN HANCOCK INVESTOR SERVICES CORPORATION
                                  P.O. BOX 9116
                        BOSTON, MASSACHUSETTS 02205-9116

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                  HALE AND DORR
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                               INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.]

The stock market's record-breaking, whirlwind performance in 1995 will be a tough act to follow in 1996. In fact, we've already seen greater market volatility this year, particularly among last year's leaders -- technology stocks. That's to be expected after a year that saw market indexes soar, including the Standard & Poor's 500-Stock Index's 37% advance. While many of the same economic conditions that fostered the stellar 1995 market are still in place -- slow economic growth, muted inflation and decent corporate earnings -- it would be unrealistic to expect the market to stage a repeat in 1996. The old saying "trees don't grow to the sky" comes to mind. Shareholders would do well to temper expectations of investment returns and perhaps revisit their investment allocations with their financial advisor to determine if rebalancing their portfolio makes sense.

   No matter how you scale back your market expectations, you should always be able to count on consistent customer service performance. At John Hancock Funds, we never stop working to find ways to sustain and improve the quality of information and the level of assistance we provide you. Our commitment to this task is no less than John Hancock's loyalty was to his fledgling country when he is said to have uttered, "if it does the public good, burn Boston." We won't go that far, of course, but we share our namesake's dedication to putting the public before all else.

   In our case, that public is you, our shareholders. We take very seriously the role you have entrusted to us, that of helping you achieve your financial goals. Part of that will always involve good customer service. So please do not hesitate to call your Customer Service Representative at 1-800-225-5291 if you have any questions or need information. We take pride in helping you with the same spirit that John Hancock displayed at the dawning of America.

Sincerely,

/s/ Edward J. Boudreau, Jr.
------------------------------------
EDWARD J. BOUDREAU, JR.,
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                        BY JAMES K. HO, PORTFOLIO MANAGER

                                  JOHN HANCOCK
                               SOVEREIGN BOND FUND

            MODERATE GROWTH, LOW INFLATION AND FALLING INTEREST RATES IN 1995 CREATE NEARLY IDEAL CONDITIONS FOR BOND INVESTORS

Last autumn, shareholders of John Hancock Investment Quality Bond Fund approved the merger of their fund with John Hancock Sovereign Bond Fund. The merger was effective September 15, 1995.

   By at least one key measure of the state of the bond market, 1995 ended exactly the way it began, with the federal funds rate, the rate banks charge each other for overnight loans, at 5.50%. But what a difference 12 months can make. In December 1994, we were licking our wounds after one of the worst years for bond investors in recent memory. By December 1995, on the other hand, we could look back on an outstanding year, marked by moderate growth, low inflation, falling interest rates and double-digit returns.

   When 1995 began, the Federal Reserve was still in a restrictive mode, raising interest rates in hopes of putting the brakes on the economy and preventing an outbreak of inflation. There had been six rate increases since the beginning of 1994 and the market was bracing for a seventh. It came, as expected, in February 1995, lifting the federal funds rate to 6.00%, exactly double the rate of a year earlier. But already there were signs among the leading indicators that the economy was losing steam.

[A 2 1/2" x 3 1/2" photo of James K. Ho at bottom right. Caption reads: "James
K. Ho, Portfolio Manager."]


                                   [CAPTION]
       "...AN OUTSTANDING YEAR, MARKED BY MODERATE GROWTH, LOW INFLATION,
                           FALLING INTEREST RATES..."

                    John Hancock Funds - Sovereign Bond Fund

[Chart with the heading "Top Five Sectors" at top of left hand column. The chart lists five sectors: 1) U.S. Government & Agency Bonds 34% 2) Financials 20% 3) Utilities 13% 4) Broadcasting/Communications 8% 5) Transportation 5%. A footnote below states: "As a percentage of net assets on December 31, 1995."]

Economic growth slowed to a 2.7% annual rate during the first quarter of 1995, down from 5.1% during the fourth quarter of 1994. In the second quarter, the growth rate dropped still further to an anemic 1.3%. Fearful of a recession, the Fed switched direction in July and cut the federal funds rate one-quarter percentage point. After a slight uptick in economic activity during the third quarter of 1995, the growth rate tapered off again during the fourth quarter, leading to another quarter-point reduction by the Fed in December.

   While performance tailed off slightly during the second half of 1995, the Fund's overall results were impressive, both in absolute and relative terms. For the year that ended December 31, 1995, John Hancock Sovereign Bond Fund's Class A and Class B shares had total returns of 19.40% and 18.66%, respectively, at net asset value. Those results compared favorably with the average total return during the same period of 18.45% for all corporate debt A-rated funds, according to Lipper Analytical Services.(1)

STRATEGY REVIEW

Our long-term strategy places greater emphasis on sector and security selection than on trying to predict the movement of interest rates. For that reason, the Fund's duration -- a measure of how much its net asset value will vary in response to changing interest rates -- hovered just above five years for most of the period. That put us in a neutral position relative to our peers, and freed us to concentrate on variables that better lend themselves to rational analysis.

   That said, we try to stay on top of broad trends in interest rates and structure the Fund accordingly. During 1995, that meant using what's known as a bullet structure. A bullet structure emphasizes medium-term securities -- in this case, bonds with maturities of three to 10 years -- and de-emphasizes short-term and long-term securities. A bullet structure is often advantageous when the difference between short-term and long-term rates is widening. That was the case after the Fed switched from a tightening mode to an easing mode in July 1995 and began cutting short-term interest rates.

SECTOR AND SECURITY SELECTION

In broad terms, the Fund's sector breakdown has changed only slightly during the year. On December 31, 1995, the bulk of the Fund's assets were deployed in corporate bonds, including investment-grade corporate bonds and

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is Time Warner followed by an up arrow and the phrase "Improving credit outlook." The second listing is United Air Lines followed by an up arrow and the phrase "Chose not to merge with USAir." The third listing is K-mart followed by a down arrow and the phrase "Hurt by retailing slump." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]


                                   [CAPTION]
                         "THE FUND'S HIGHER ALLOCATION
            IN CORPORATE BONDS CONTRIBUTED STRONGLY TO PERFORMANCE."

                    John Hancock Funds - Sovereign Bond Fund

[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended December 31, 1995." The chart is scaled in increments of 5% from bottom to top, with 20% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 19.40% total return for John Hancock Sovereign Bond Fund: Class A. The second represents the 18.66% total return for John Hancock Sovereign Bond Fund: Class
B. The third represents the 18.45% return for the average corporate debt A-rated fund. The footnote below states: "Total returns for John Hancock Sovereign Bond Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services. See following page for historical performance information."]

high-yield bonds, sometimes known as junk bonds, which have been given credit ratings of BB or lower by one of the bond rating agencies. Moderate growth, low inflation and otherwise comfortable market conditions during 1995 encouraged investors to reach for the higher yield available from corporate bonds. As the year went on, interest-rate spreads, that is, the difference in yield between corporate and Treasury securities, narrowed and corporate bonds realized corresponding price gains. The Fund's higher allocation in corporate bonds contributed strongly to performance. We are now carefully analyzing the economy and the corporate-bond market to determine an opportune time to shift more of the Fund's assets into Treasury securities. Mortgage-backed securities never totaled more than 15% of the Fund's assets all year, and were under 10% for most of the past six months. Mortgage-backed securities have lagged the broader bond market lately as continued steep declines in interest rates have increased prepayment risk. Prepayment risk is the risk that mortgage holders will pay off their debt early and refinance at the lower prevailing rates.

   As growth has slowed, we've turned away from cyclical sectors of the economy, such as paper and steel, in favor of non-cyclical sectors, including media and cable. Among the Fund's top performers during the year were Delta Air Lines; AMR Corp., the parent of American Airlines which we sold during the period, and United Air Lines, which rallied following the decision not to merge with USAir. Media and cable companies that did well included Viacom, a programmer, and Continental Cablevision. Time Warner bonds posted impressive gains during 1995 as its credit outlook improved and investors applauded the proposed merger with Turner Broadcasting Systems. Our biggest disappointment of the year was K-mart, which was hurt by the slump in retailing and rumors of a possible bankruptcy.

OUTLOOK

Our outlook has two parts. Looking ahead six months through the middle of 1996, we see conditions remaining favorable for bond investors. The Fed is still in an easing mode and might well cut the federal funds rate again


                                   [CAPTION]
    "A KEY VARIABLE WE'LL BE WATCHING IS THE BUDGET DEBATE IN WASHINGTON."

--------------------------------------------------------------------------------
(1)Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower. This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

                    John Hancock Funds - Sovereign Bond Fund

sometime before the end of the first quarter. A key variable we'll be watching is the budget debate in Washington. If and when the parties agree on a balanced budget, that could be seen by the Fed as restricting economic growth sufficiently to warrant another rate cut.

   Farther out, though, the outlook begins to change. Ultimately lower interest rates can't help but stimulate growth. If so, then we begin to worry about inflation again, and perhaps a return to market conditions more like those that prevailed a year ago. While we do not expect a sharp increase in rates, shareholders would be wise to temper their expectations going forward.

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Bond Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 4.5% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5.0% and declining to 0% over six years) is included in Class B performance. Performance is affected by a 12b-1 plan, which commenced on January 1, 1990 and November 23, 1993 for Class A shares and Class B shares, respectively. For Class A shares, different sales charge schedules were in effect prior to September 28, 1989 and are not reflected in the performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE       FIVE        MOST RECENT
                                               YEAR      YEARS        TEN YEARS
                                               ----      -----        ---------
Sovereign Bond Fund: Class A                  14.11%     56.22%        137.04%
Sovereign Bond Fund: Class B                  13.71%     12.93%(1)       N/A


                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED DECEMBER 31, 1995

                                               ONE       FIVE        MOST RECENT
                                               YEAR      YEARS        TEN YEARS
                                               ----      -----        ---------

Sovereign Bond Fund: Class A                  14.11%     9.33%           9.01%
Sovereign Bond Fund: Class B                  13.71%     5.96%(1)         N/A


                                     YIELDS

AS OF DECEMBER 31, 1995

                                                                      SEC 30-DAY
                                                                         YIELD
                                                                         -----
Sovereign Bond Fund: Class A                                             5.88%
Sovereign Bond Fund: Class B                                             5.46%





                              NOTES TO PERFORMANCE

(1) Class B shares started on November 23, 1993.

                WHAT HAPPENED TO A $10,000 INVESTMENT . . .

The charts on the right show how much a $10,000 investment in the John Hancock Sovereign Bond Fund would be worth on December 31, 1995, assuming you have been invested for the past ten years or since the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Corporate Bond Index -- an unmanaged index that mirrors the investment objectives and characteristics of the Fund.

Sovereign Bond Fund
Class A shares

[Line chart with the heading Sovereign Bond Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.]

[The first line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $27,049 as of December 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund on December 31, 1985, before sales charge, and is equal to $24,826 as of December 31, 1995. The third line represents the Sovereign Bond Fund after sales charge and is equal to $23,704 as of December 31, 1995.]

Sovereign Bond Fund
Class B shares

[Line chart with the heading Sovereign Bond Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.]

[The first line represents the value of the hypothetical $10,000 investment made in the Sovereign Bond Fund on November 23, 1993, before contingent deferred sales charge, and is equal to $11,668 as of December 31, 1995. The second line represents the value of the Lehman Brothers Corporate Bond Index and is equal to $11,593 as of December 31, 1995. The third line represents the Sovereign Bond Fund after contingent deferred sales charge and is equal to $11,293 as of December 31, 1995.]

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON DECEMBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Publicly traded bonds (cost - 1,538,585,688)...............  $1,581,407,311
   Joint repurchase agreement
     (cost - $64,434,000).....................................      64,434,000
   Corporate savings account..................................          75,538
                                                                --------------
                                                                 1,645,916,849

  Receivable for shares sold..................................       1,358,339
  Receivable for investments sold.............................         571,950
  Interest receivable.........................................      28,133,021
  Other assets................................................          58,106
                                                                --------------
                    Total Assets..............................   1,676,038,265
                    ----------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased..............................         206,464
  Payable for investments purchased...........................      40,189,661
  Dividend payable............................................         401,677
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B....................................       1,066,977
  Accounts payable and accrued expenses.......................         230,946
                                                                --------------
                    Total Liabilities.........................      42,095,725
                    ----------------------------------------------------------
NET ASSETS:
  Capital paid-in.............................................   1,599,608,475
  Accumulated net realized loss on investments and
   financial futures contracts................................      (8,487,558)
  Net unrealized appreciation of investments..................      42,821,623
                                                                --------------
                    Net Assets................................  $1,633,942,540
                    ==========================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $1,535,203,984/99,691,440.........................  $        15.40
  ============================================================================
  Class B - $98,738,556/6,411,647.............................  $        15.40
  ============================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($15.40 x 104.71%)................................  $        16.13
  ============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest....................................................  $  128,984,162
                                                                --------------
  Expenses:
   Investment management fee - Note B.........................       7,406,635
   Distribution/service fee - Note B
     Class A..................................................       4,251,420
     Class B..................................................         638,594
   Transfer agent fee - Note B................................       4,094,308
   Custodian fee..............................................         225,328
   Miscellaneous..............................................         144,341
   Trustees' fees.............................................         131,560
   Printing...................................................         125,715
   Registration and filing fees...............................         104,206
   Auditing fee...............................................          40,175
   Legal fees.................................................          21,543
                                                                --------------
                    Total Expenses............................      17,183,825
                    ----------------------------------------------------------
                    Net Investment Income.....................     111,800,337
                    ----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FINANCIAL FUTURES CONTRACTS
  Net realized gain on investments sold.......................      14,077,762
  Net realized loss on financial futures contracts............      (4,202,362)
  Change in net unrealized appreciation/depreciation
   of investments.............................................     139,252,581
  Change in net unrealized appreciation/depreciation
   of financial futures contracts.............................         829,375
                                                                --------------
                    Net Realized and Unrealized
                    Gain on Investments and
                    Financial Futures Contracts...............     149,957,356
                    ----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations.................  $  261,757,693
                    ==========================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                       ----------------------------------
                                                                                             1995               1994
                                                                                       --------------      --------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.............................................................   $  111,800,337      $  110,094,190
  Net realized gain (loss) on investments sold and financial futures contracts......        9,875,400         (18,179,593)
  Change in net unrealized appreciation/depreciation of investments.................      140,081,956        (133,477,882)
                                                                                       --------------      --------------
   Net Increase (Decrease) in Net Assets Resulting from Operations..................      261,757,693         (41,563,285)
                                                                                       --------------      --------------

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income
   Class A - ($1.1151 and $1.1202 per share, respectively)..........................     (107,383,916)       (108,234,785)
   Class B - ($1.0221 and $1.0443 per share, respectively)..........................       (4,389,308)         (1,784,944)
   Class C** - ($0.4338 and $1.1929 per share, respectively)........................          (27,113)            (74,461)
  Dividends from net realized gain on investments sold
   Class A - (none and $0.0801 per share, respectively).............................               --          (7,707,353)
   Class B - (none and $0.0801 per share, respectively).............................               --             (84,479)
   Class C** - (none and $0.0801 per share, respectively)...........................               --              (4,864)
                                                                                       --------------      --------------
     Total Distributions to Shareholders............................................     (111,800,337)       (117,890,886)
                                                                                       --------------      --------------

FROM FUND SHARE TRANSACTIONS-- NET*.................................................      115,957,978          16,735,156
                                                                                       --------------      --------------

NET ASSETS:
  Beginning of period...............................................................    1,368,027,206       1,510,746,221
                                                                                       --------------      --------------
  End of period.....................................................................   $1,633,942,540      $1,368,027,206
                                                                                       ==============      ==============






THE STATEMENT OF CHANGES IN NET ASSETS SHOWS HOW THE VALUE OF THE FUND'S NET ASSETS HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. THE DIFFERENCE REFLECTS EARNINGS LESS EXPENSES, ANY INVESTMENT GAINS AND LOSSES, DISTRIBUTIONS PAID TO SHAREHOLDERS AND ANY INCREASE OR DECREASE IN MONEY SHAREHOLDERS INVESTED IN THE FUND. THE FOOTNOTE ILLUSTRATES THE NUMBER OF FUND SHARES SOLD, REINVESTED AND REDEEMED DURING THE LAST TWO PERIODS, ALONG WITH THE CORRESPONDING DOLLAR VALUES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund


STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------
* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                     ------------------------------------------------------------
                                                                                 1995                           1994
                                                                     ----------------------------    ----------------------------
                                                                       SHARES           AMOUNT         SHARES           AMOUNT
                                                                     -----------    -------------    -----------    -------------
CLASS A
  Shares sold......................................................    8,319,081    $ 123,160,717      7,211,540    $ 105,031,130
  Shares issued in reorganization - Note D.........................    5,218,646       78,550,023             --               --
  Shares issued to shareholders in reinvestment of distributions...    5,650,757       83,509,985      6,285,614       90,586,929
                                                                     -----------    -------------    -----------    -------------
                                                                      19,188,484      285,220,725     13,497,154      195,618,059
  Less shares repurchased..........................................  (14,896,492)    (219,827,040)   (15,075,386)    (218,252,651)
                                                                     -----------    -------------    -----------    -------------
   Net increase (decrease).........................................    4,291,992    $  65,393,685     (1,578,232)   $ (22,634,592)
                                                                     ===========    =============    ===========    =============
CLASS B
  Shares sold......................................................    3,520,133    $  52,253,097      2,846,673    $  41,518,783
  Shares issued in reorganization - Note D.........................      493,051        7,421,307             --               --
  Shares issued to shareholders in reinvestment of distributions...      181,534        2,696,476         84,680        1,203,433
                                                                     -----------    -------------    -----------    -------------
                                                                       4,194,718       62,370,880      2,931,353       42,722,216
  Less shares repurchased..........................................     (681,957)     (10,100,167)      (298,214)      (4,254,708)
                                                                     -----------    -------------    -----------    -------------
   Net increase....................................................    3,512,761    $  52,270,713      2,633,139    $  38,467,508
                                                                     ===========    =============    ===========    =============
CLASS C**
  Shares sold......................................................           --               --         63,842    $     895,248
  Shares issued to shareholders in reinvestment of distributions...           --               --          5,491           78,992
                                                                     -----------    -------------    -----------    -------------
                                                                              --               --         69,333          974,240
  Less shares repurchased..........................................     (120,133)      (1,706,420)        (5,071)         (72,000)
                                                                     -----------    -------------    -----------    -------------
   Net increase (decrease).........................................     (120,133)   $  (1,706,420)        64,262    $     902,240
                                                                     ===========    =============    ===========    =============

** All Class C shares were redeemed on May 22, 1995.




                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios, and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                               1995          1994          1993          1992          1991
                                                            ----------    ----------    ----------   ------------   ----------
CLASS A
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period......................  $    13.90    $    15.53    $    15.29     $    15.31    $   14.33
                                                            ----------    ----------    ----------     ----------   ----------
Net Investment Income.....................................        1.12          1.12          1.14           1.20         1.29
Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts.........................        1.50         (1.55)         0.62          (0.01)        0.98
                                                            ----------    ----------    ----------     ----------   ----------
   Total from Investment Operations.......................        2.62         (0.43)         1.76           1.19         2.27
                                                            ----------    ----------    ----------     ----------   ----------
Less Distributions:
Dividends from Net Investment Income......................       (1.12)        (1.12)        (1.14)         (1.21)       (1.29)
Distributions from Net Realized Gain on Investments Sold
  and Financial Futures Contracts.........................           --        (0.08)        (0.38)            --           --
                                                            ----------    ----------    ----------     ----------   ----------
   Total Distributions....................................       (1.12)        (1.20)        (1.52)         (1.21)       (1.29)
                                                            ----------    ----------    ----------     ----------   ----------
Net Asset Value, End of Period............................  $    15.40    $    13.90    $    15.53     $    15.29   $    15.31
                                                            ==========    ==========    ==========     ==========   ==========
Total Investment Return at Net Asset Value (e)............       19.40%        (2.75%)       11.80%          8.08%       16.59%
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).................  $1,535,204    $1,326,058    $1,505,754     $1,386,260   $1,249,980
Ratio of Expenses to Average Net Assets...................        1.13%         1.26%         1.41%          1.44%        1.27%
Ratio of Net Investment Income to Average Net Assets......        7.58%         7.74%         7.18%          7.89%        8.81%
Portfolio Turnover Rate...................................         103%+          85%          107%            87%          90%

CLASS B (a)
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period......................  $    13.90    $    15.52    $    15.90(b)
                                                            ----------    ----------    ----------
Net Investment Income.....................................        1.02          1.04          0.11
Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts.............................        1.50         (1.54)           --
                                                            ----------    ----------    ----------
   Total from Investment Operations.......................        2.52         (0.50)         0.11
                                                            ----------    ----------    ----------
Less Distributions:
Dividends from Net Investment Income......................       (1.02)        (1.04)        (0.11)
Distributions from Net Realized Gain on Investments Sold
  and Financial Futures Contracts.........................          --         (0.08)        (0.38)
                                                            ----------    ----------    ----------
   Total Distributions....................................       (1.02)        (1.12)        (0.49)
                                                            ----------    ----------    ----------
Net Asset Value, End of Period............................  $    15.40    $    13.90    $    15.52
                                                            ==========    ==========    ==========
Total Investment Return at Net Asset Value (e)............       18.66%        (3.13%)        0.90%(d)
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).................  $   98,739    $   40,299    $    4,125
Ratio of Expenses to Average Net Assets...................        1.75%         1.78%         1.63%*
Ratio of Net Investment Income to Average Net Assets......        6.87%         7.30%         0.57%*
Portfolio Turnover Rate...................................         103%+          85%          107%


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                                            PERIOD ENDED   YEAR ENDED   PERIOD ENDED
                                                                                            MAY 22, 1995  DECEMBER 31,  DECEMBER 31,
                                                                                            (UNAUDITED)       1994         1993
                                                                                            ------------  ------------  ------------
CLASS C (c)
PER SHARE OPERATING PERFOMANCE
Net Asset Value, Beginning of Period......................................................    $13.90         $15.52       $15.86(b)
                                                                                              ------         ------       ------
Net Investment Income.....................................................................      0.42           1.19         0.81
Net Realized and Unrealized Gain (Loss) on Investments and Financial Futures Contracts....      0.91          (1.54)        0.04
                                                                                              ------         ------       ------
   Total from Investment Operations.......................................................      1.33          (0.35)        0.85
                                                                                              ------         ------       ------
Less Distributions:
Dividends from Net Investment Income......................................................     (0.43)         (1.19)       (0.81)
Distributions from Net Realized Gain on Investments Sold and Financial Futures Contracts..        --          (0.08)       (0.38)
                                                                                              ------         ------       ------
   Total Distributions....................................................................     (0.43)         (1.27)       (1.19)
                                                                                              ------         ------       ------
Net Asset Value, End of Period............................................................    $14.80         $13.90       $15.52
                                                                                              ======         ======       ======
Total Investment Return at Net Asset Value (e)............................................      9.73%(d)      (2.19%)       5.45%(d)
RATIO AND SUPPLEMENTAL DATA
Net Assets, End of Period (000's omitted).................................................    $  142         $1,670       $  867
Ratio of Expenses to Average Net Assets...................................................      0.67%*         0.73%        0.90%*
Ratio of Net Investment Income to Average Net Assets......................................      7.82%*         8.28%        4.90%*
Portfolio Turnover Rate...................................................................       N/A             85%         107%

  * On an annualized basis.
  + Portfolio turnover excludes merger activity.
(a) Class B shares commenced operations on November 23, 1993.
(b) Initial price to commence operations.
(c) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on May 22, 1995.
(d) Not annualized.
(e) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
N/A Not applicable.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: NET INVESTMENT INCOME, GAINS (LOSSES), DIVIDENDS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

SCHEDULE OF INVESTMENTS
December 31, 1995
--------------------------------------------------------------------------------

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY SOVEREIGN BOND FUND ON DECEMBER 31, 1995. IT'S DIVIDED INTO TWO MAIN CATEGORIES:
PUBLICLY TRADED BONDS AND SHORT-TERM INVESTMENTS. THE BONDS ARE FURTHER BROKEN DOWN BY INDUSTRY GROUPS. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

                                                                                       PAR VALUE
                                                              INTEREST       S&P        (000'S         MARKET
ISSUER, DESCRIPTION                                             RATE      RATING***    OMITTED)        VALUE
-------------------                                             ----      ---------    --------        -----
PUBLICLY TRADED BONDS
AEROSPACE (0.39%)
  Jet Equipment Trust Ser 1995-B,
   *Cert 08-15-14 (R)......................................   10.910%      BB+         $ 5,800      $  6,364,920
                                                                                                    ------------
BANKS (11.03%)
  Abbey National First Capital B.V.,
    Sub Note 10-15-04......................................    8.200       AA-          10,000        11,341,200
  ABN Amro Bank N.V. - Chicago Branch,
   *Global Bond 05-31-05...................................    7.250       AA-          10,000        10,735,800
  African Development Bank,
    Sub Note 12-15-03......................................    9.750       AA            8,000         9,878,160
  Barclays North American Capital Corp.,
    Gtd Cap Note 05-15-21..................................    9.750       AA-           8,925        10,754,625
  Den Danske Bank Aktieselskab,
   *Sub Note 06-15-05 (R)..................................    7.250       BBB+          8,640         9,120,125
  First Interstate Bancorp.,
    Sub Note 05-01-97......................................   12.750       BBB+          3,250         3,540,810
  International Bank for Reconstruction and Development,
    30 Yr Bond 09-01-16....................................    8.250       AAA           5,000         6,060,950
    30 Yr Bond 07-15-17....................................    9.250       AAA          17,050        22,642,400
  Midland American Capital Corp.,
    Gtd Note 11-15-03......................................   12.750       A            19,932        23,524,743
  National Westminster Bank PLC - New York Branch,
    Sub Note 05-01-01......................................    9.450       AA-          10,000        11,589,800
  RBSG Capital Corp.,
    Gtd Cap Note 03-01-04..................................   10.125       A+           10,605        13,179,788
  Scotland International Finance No. 2 B.V.,
    Sub Gtd Note 11-01-06 (R)..............................    8.850       A+           10,250        12,169,374
  Security Pacific Corp.,
    Medium Term Sub Note 05-09-01..........................   10.360       A-            6,000         7,211,460
    Sub Note 11-15-00......................................   11.500       A-            6,400         7,868,352
  Toronto Dominion Bank - New York Branch,
    Sub Note 01-15-09......................................    6.450       AA-          10,000        10,048,300



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

                                                                                       PAR VALUE
                                                              INTEREST       S&P        (000'S         MARKET
ISSUER, DESCRIPTION                                             RATE      RATING***    OMITTED)        VALUE
-------------------                                             ----      ---------    --------        -----
BANKS (CONTINUED)
  Westdeutsche Landesbank Girozentrale - New York Branch,
    Sub Note 06-15-05......................................     6.750%      AA+         $10,000    $ 10,479,800
                                                                                                   ------------
                                                                                                    180,145,687
                                                                                                   ------------
BROADCASTING (6.97%)
  Cablevision Systems Corp.,
    Sr Sub Deb 04-01-04....................................    10.750       B             9,000       9,495,000
  Century Communications Corp.,
    Sr Sub Deb 10-15-03....................................    11.875       B+           12,675      13,657,312
  Comcast Corp.,
   *Sr Sub Deb 05-15-05....................................     9.375       B+            1,500       1,586,250
  Continental Cablevision, Inc.,
   *Sr Note 05-15-06 (R)...................................     8.300       BB+           6,000       6,000,000
    Sr Sub Deb 06-01-07....................................    11.000       BB-          12,205      13,639,088
  Jones Intercable, Inc.,
   *Sr Note 03-15-02.......................................     9.625       BB            3,000       3,225,000
    Sr Sub Deb 07-15-04....................................    11.500       B+            9,500      10,545,000
  Le Groupe Videotron Ltee,
   *Sr Note 02-15-05.......................................    10.625       BB+           1,750       1,876,875
  Lenfest Communications, Inc.,
   *Sr Note 11-01-05.......................................     8.375       BB-           4,000       4,015,000
  Rogers Cablesystems Ltd.,
   *Sr Sec Second Priority Note 03-15-05...................    10.000       BB+           7,500       8,062,500
   *Sr Sub Deb 12-01-15....................................    11.000       BB+           2,350       2,526,250
  TeleWest plc,
   *Sr Deb 10-01-06........................................     9.625       BB            4,500       4,578,750
  TKR Cable I, Inc.,
    Sr Deb 10-30-07........................................    10.500       BBB-         11,000      13,099,020
  Turner Broadcasting Systems Inc.,
   *Sr Note 07-01-13.......................................     8.375       BB+           5,500       5,709,330
  Viacom Inc.,
   *Sr Deb 01-15-16........................................     7.625       BB+           5,000       5,064,000
    Sub Deb 07-07-06.......................................     8.000       BB+          10,710      10,897,425
                                                                                                   ------------
                                                                                                    113,976,800
                                                                                                   ------------
COMPUTERS (0.30%)
  Unisys Corp.,
    Credit Sensitive Note 07-01-97.........................    13.500       BB-           5,220       4,959,000
                                                                                                   ------------
CONTAINERS (0.07%)
  Stone Container Corp.,
    Sr Sub Note 10-01-04...................................    11.500       B             1,150       1,144,250
                                                                                                   ------------
COSMETICS & TOILETRIES (0.43%)
  Johnson & Johnson,
    Deb 11-15-23...........................................     6.730       AAA           6,750       6,994,282
                                                                                                   ------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund


                                                                                       PAR VALUE
                                                              INTEREST       S&P        (000'S         MARKET
ISSUER, DESCRIPTION                                             RATE      RATING***    OMITTED)        VALUE
-------------------                                             ----      ---------    --------        -----
FINANCE (6.48%)
  American Express Co.,
    Euronote 12-12-00........................................  11.625%       A+         $ 8,670    $  9,765,316
  Banc One Credit Card Master Trust,
    Class A Asset Backed Ctf Ser 1994-B 12-15-99.............   7.550        AAA         10,000      10,365,600
  Chrysler Financial Corp.,
    Note 11-01-99............................................  12.750        A-           3,000       3,682,740
  CIT Group Holdings, Inc. (The),
    Medium Term Sr Sub Cap Note 03-15-01.....................   9.250        A            5,000       5,728,200
  Great Western Financial Corp.,
    Note 02-01-02............................................   8.600        BBB+        11,000      12,339,030
  Greentree Financial Corp.,
   *Ctf Home Improv Ln Ser 1995-D CI M-2 09-15-25............   6.950        AAA          6,130       6,258,301
  MBNA Master Credit Card Trust,
   *Ser 1995-D Asset Backed Ctf 06-15-00.....................   6.050        AAA         16,000      16,240,000
  Merrill Lynch Mortgage Investors, Inc.,
    Sr/Sub Pass Thru Ctf Ser 1992 B, Class B (Sub) 04-15-12..   8.500        AA           3,228       3,356,342
  Santander Financial Issuances Ltd.,
   *Sub Gtd Note 04-15-05....................................   7.875        A+          10,000      11,037,600
  Standard Credit Card Master Trust I,
   *Class A Credit Card Part Ctf Ser 1995-2 01-07-00.........   8.625        AAA         11,500      11,841,320
   *Class A Credit Card Part Ctf Ser 1993-2 10-07-04.........   5.950        AAA          5,080       5,038,700
   *Class A Credit Card Part Ctf Ser 1995-9 10-07-07.........   6.550        AAA         10,000      10,300,000
                                                                                                   ------------
                                                                                                    105,953,149
                                                                                                   ------------
FOODS (0.33%)
  Nabisco Inc.,
    Note 04-15-99............................................   8.300        BBB          5,000       5,330,800
                                                                                                   ------------
GLASS PRODUCTS (0.52%)
  Owens-Illinois, Inc.,
    Sr Deb 12-01-03..........................................  11.000        BB           7,500       8,475,000
                                                                                                   ------------
GOLD MINING & PROCESSING (0.97%)
  Magma Copper Co.,
    Sr Sub Note 12-15-01.....................................  12.000        BB+         14,250      15,870,937
                                                                                                   ------------
GOVERNMENTAL - FOREIGN (3.97%)
  Brazil, Republic of,
   *Par Bond YL4 04-15-24....................................   4.250        NR           2,500       1,328,125
  Nova Scotia, Province Of,
    Deb 04-01-22.............................................   8.750        A-           8,800      10,688,392
    SF Deb 05-15-13..........................................  11.500        A-          10,655      12,385,479
  Ontario, Province Of,
   *Deb 11-05-11.............................................  17.000        AA-          3,750       4,326,337
    Deb 08-31-12.............................................  15.250        AA-          6,595       7,941,369
    Deb 04-25-13.............................................  11.750        AA-          6,000       7,023,900


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund


                                                                                       PAR VALUE
                                                              INTEREST       S&P        (000'S         MARKET
ISSUER, DESCRIPTION                                             RATE      RATING***    OMITTED)        VALUE
-------------------                                             ----      ---------    --------        -----
GOVERNMENTAL - FOREIGN (CONTINUED)
  Quebec, Province Of,
    Deb 10-01-13.............................................  13.000%      A+          $11,000     $ 13,412,300
    Deb 09-15-14.............................................  13.250       A+            1,000        1,273,730
  Saskatchewan, Province Of,
    Deb 12-15-20.............................................   9.375       BBB+          5,000        6,493,600
                                                                                                    ------------
                                                                                                      64,873,232
                                                                                                    ------------
GOVERNMENTAL - U.S. (21.95%)
  United States Treasury,
    Bond 11-15-02............................................  11.625       AAA           8,500       11,437,770
    Bond 08-15-05............................................  10.750       AAA          10,725       14,735,185
    Bond 08-15-17............................................   8.875       AAA          48,330       64,731,752
    Bond 05-15-18............................................   9.125       AAA          47,075       64,698,468
    Bond 02-15-23............................................   7.125       AAA          54,050       61,802,932
    Note 11-15-96............................................   7.250       AAA             700          711,592
    Note 05-15-98............................................   9.000       AAA          54,010       58,482,568
    Note 11-30-99............................................   7.750       AAA          28,415       30,790,210
    Note 05-15-01............................................   8.000       AAA          27,950       31,286,391
   *Note 11-15-04............................................   7.875       AAA          17,310       20,036,325
                                                                                                    ------------
                                                                                                     358,713,193
                                                                                                    ------------
GOVERNMENTAL - U.S. AGENCIES (12.38%)
  Federal Home Loan Mortgage Corp.,
   *CMO Remic 1218-G 05-15-14................................   4.500       AAA           1,000          941,250
  Federal National Mortgage Association,
    15 Yr SF Pass Thru Ctf 02-01-08..........................   7.500       AAA           3,523        3,623,974
    15 Yr SF Pass Thru Ctf 01-25-05..........................   8.000       AAA          10,000       10,746,800
   *30 Yr SF Pass Thru Ctf 10-01-23..........................   7.000       AAA           9,345        9,421,073
  Financing Corp.,
    Bond Ser A 02-08-18......................................   9.400       AAA           7,000        9,492,630
    Bond Ser B 04-06-18......................................   9.800       AAA           1,675        2,352,856
    Bond Ser D 09-26-19......................................   8.600       AAA           9,250       11,750,368
  Government National Mortgage Association,
   *30 Yr SF Pass Thru Ctf 12-15-99 +........................   7.000       AAA          16,285       16,478,303
   *30 Yr SF Pass Thru Ctf 02-15-24 To 08-15-25..............   7.500       AAA           8,436        8,678,257
   *30 Yr SF Pass Thru Ctf 09-15-22 To 06-15-25 +............   8.000       AAA          51,063       53,205,884
    30 Yr SF Pass Thru Ctf 12-15-22 To 09-15-24..............   8.500       AAA          34,746       36,483,140
   *30 Yr SF Pass Thru Ctf 07-15-16 To 01-15-25..............   9.000       AAA          25,683       27,350,009
    30 Yr SF Pass Thru Ctf 11-15-19 To 05-15-21..............   9.500       AAA           6,647        7,167,424
   *30 Yr SF Pass Thru Ctf 06-15-20 To 03-15-25..............  10.000       AAA           3,624        3,988,392
    30 Yr SF Pass Thru Ctf 01-15-16..........................  10.500       AAA             218          243,402
    30 Yr SF Pass Thru Ctf 01-15-16..........................  11.000       AAA             322          364,352
                                                                                                    ------------
                                                                                                     202,288,114
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

                                                                                           PAR VALUE
                                                                  INTEREST       S&P        (000'S          MARKET
ISSUER, DESCRIPTION                                                 RATE      RATING***    OMITTED)         VALUE
-------------------                                                 ----      ---------    --------         -----
INSURANCE (2.80%)
  Equitable Life Assurance Society of the United States (The),
   *Surplus Note 12-01-05 (R)....................................   6.950%       A         $ 6,050       $ 6,153,273
  Liberty Mutual Insurance Co.,
   *Surplus Note 05-04-07 (R)....................................   8.200        A2**       10,000        11,125,900
  Massachusetts Mutual Life Insurance Co.,
    Surplus Note 11-15-23 (R)....................................   7.625        AA-        10,450        10,917,638
  New York Life Insurance Co.,
    Surplus Note 12-15-23 (R)....................................   7.500        AA         10,000        10,250,500
  Sun Canada Financial Co.,
   *Sub Note 12-15-07 (R)........................................   6.625        AA          7,250         7,318,078
                                                                                                         -----------
                                                                                                          45,765,389
                                                                                                         -----------
LEISURE & RECREATION (0.10%)
  Mohegan Tribal Gaming Authority,
   *Sr Sec Note 11-15-02 (R).....................................  13.500        NR          1,500         1,620,000
                                                                                                         -----------
MEDICAL/DENTAL (0.46%)
  Fisher Scientific International Inc.,
   *Note 12-15-05................................................   7.125        BBB         7,500         7,530,750
                                                                                                         -----------
OIL & GAS (2.09%)
  Ashland Oil, Inc.,
    SF Deb 10-15-17..............................................  11.125        BBB         5,000         5,659,500
  Coastal Corp. (The),
    Sr Deb 06-15-06..............................................  11.750        BB+        10,500        11,169,375
  Norsk Hydro, a.s.,
   *Deb 06-15-23.................................................   7.750        A-          2,000         2,235,300
  Oryx Energy Co.,
    Note 05-01-96................................................   9.300        BB          5,000         5,048,650
  TransTexas Gas Corp.,
   *Sr Sec Note 06-15-02.........................................  11.500        BB-         9,710        10,025,575
                                                                                                         -----------
                                                                                                          34,138,400
                                                                                                         -----------
PAPER (1.35%)
  APP International Finance Co. B.V.,
   *Gtd Sec Note 10-01-05........................................  11.750        BB          4,000         3,940,000
  Georgia Pacific Corp.,
    Deb 01-15-18.................................................   9.750        BBB-        7,500         7,844,850
  Repap New Brunswick,
   *Sr Note 04-15-05.............................................  10.625        B+          3,800         3,724,000
  S.D. Warren Co.,
    Sr Sub Note 12-15-04.........................................  12.000        B+          2,500         2,756,250
  Stone Consolidated,
   *Sr Note 12-15-00.............................................  10.250        B+          3,500         3,745,000
                                                                                                         -----------
                                                                                                          22,010,100
                                                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

                                                                                           PAR VALUE
                                                                  INTEREST       S&P        (000'S           MARKET
ISSUER, DESCRIPTION                                                 RATE      RATING***    OMITTED)          VALUE
-------------------                                                 ----      ---------    --------          -----
PUBLISHING (2.68%)
  News America Holdings Inc.,
   *Deb 08-10-18.................................................   8.250%       BBB       $11,000        $11,956,560
    Sr Note 10-15-99.............................................   9.125        BBB         7,500          8,290,350
    Sr Note 12-15-01.............................................  12.000        BBB         8,700          9,682,491
  Time Warner Inc.,
    Deb 01-15-13.................................................   9.125        BBB-       12,255         13,810,772
                                                                                                          -----------
                                                                                                           43,740,173
                                                                                                          -----------
RETAIL (0.69%)
  K mart Corp.,
    Lease Ctf 01-01-09...........................................  13.500        BBB         2,000          2,297,140
  Safeway Stores, Inc.,
    Lease Ctf 01-15-09...........................................  13.500        BBB-        2,609          3,006,680
  Thrifty Payless Inc.,
    Sr Note 04-15-03.............................................  11.750        B           5,500          5,940,000
                                                                                                          -----------
                                                                                                           11,243,820
                                                                                                          -----------
STEEL (0.90%)
  UCAR Global Enterprises Inc.,
   *Sr Sub Note 01-15-05.........................................  12.000        B+          4,150          4,793,250
  Weirton Steel Corp.,
   *Sr Note 03-01-98.............................................  11.500        B           2,900          2,979,750
    Sr Note 10-15-99.............................................  10.875        B           2,000          2,000,000
   *Sr Note 06-01-05.............................................  10.750        B           5,225          4,924,563
                                                                                                          -----------
                                                                                                           14,697,563
                                                                                                          -----------
TELECOMMUNICATIONS (0.89%)
  British Telecom Finance Inc.,
   *Gtd Deb 02-15-19.............................................   9.625        AAA         9,000         10,273,320
  Tele-Communications Inc.,
   *Sr Deb 02-01-12..............................................   9.800        BBB-        3,500          4,197,095
                                                                                                          -----------
                                                                                                           14,470,415
                                                                                                          -----------
TOBACCO (0.47%)
  RJR Nabisco, Inc.,
    Note 12-01-02................................................   8.625        BBB-        7,425          7,734,548
                                                                                                          -----------
TRANSPORTATION (5.47%)
  Delta Air Lines, Inc.,
    Deb 05-15-21.................................................   9.750        BB          4,000          4,934,920
  NWA Inc.,
    Note 08-01-96................................................   8.625        B          14,165         14,306,650
  Rail Car Trust No. 1992-1,
    Trust Note 06-01-04..........................................   7.750        AAA        17,497         18,918,497
  Scandinavian Airlines System,
    Bond 07-20-99................................................   9.125        A3**        6,834          7,500,315


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

                                                                                                       PAR VALUE
                                                                               INTEREST       S&P        (000'S           MARKET
ISSUER, DESCRIPTION                                                              RATE      RATING***    OMITTED)          VALUE
-------------------                                                              ----      ---------    --------          -----
TRANSPORTATION (CONTINUED)
  Sea-Land Service, Inc.,
    Sec Bond Ser A 01-02-11..................................................   10.600%      BBB+        $ 5,000      $  5,316,250
    Sec Bond Ser B 01-02-11..................................................   10.600       BBB+          7,000         7,442,750
    Sec Bond Ser C 01-02-11..................................................   10.600       BBB+          6,000         6,350,040
  United Air Lines, Inc.,
    Deb Ser B 05-01-14.......................................................   11.210       BB           10,000        13,236,500
  USAir 1990-A Pass Through Trusts,
    Pass Thru Ctf Ser 1990-A1 03-19-05.......................................   11.200       B+           11,660        11,412,239
                                                                                                                     -------------
                                                                                                                        89,418,161
                                                                                                                     -------------
UTILITIES (13.09%)
  British Columbia Hydro And Power Auth. (Gtd By Prov Of British Columbia),
   *Bond Ser FG 04-15-11.....................................................   15.000       AA+           2,050         2,208,588
   *Bond Ser FH 07-15-11.....................................................   15.500       AA+             225           251,192
   *Bond Ser FJ 11-15-11.....................................................   15.500       AA+           1,081         1,239,896
    Bond Ser FN 09-01-13.....................................................   12.500       AA+           6,175         7,418,830
  BVPS II Funding Corp.,
   *Collateralized Lease Bond 12-01-07.......................................    8.330       BB+           5,980         5,985,980
   *Collateralized Lease Bond 06-01-17.......................................    8.890       BB            2,047         2,101,962
  CE Casecnan Water & Energy, Co., Inc.,
   *Sr Sec Note Ser A 11-15-05 (R)...........................................   11.450       BB            5,000         5,050,000
  Cleveland Electric Illuminating Co.,
   *1st Mtg Ser 2005-B 05-15-05..............................................    9.500       BB            7,500         7,762,500
  CTC Mansfield Funding Corp.,
    Sec Lease Oblig 09-30-16.................................................   11.125       B+           17,270        18,385,642
  E.I.P. Refunding Corp.,
    Sec Fac Bond 10-01-12....................................................   10.250       B+            9,694        10,277,773
  First PV Funding Corp.,
    Lease Oblig Ser 1986 A 01-15-14..........................................   10.300       B+            2,000         2,092,500
   *Lease Oblig Ser 1986 B 01-15-16..........................................   10.150       B+           14,001        14,316,023
  GG1B Funding Corp.,
   *Sec Lease Oblig 01-15-11.................................................    7.430       BBB-          8,227         8,191,839
    Sec Lease Oblig 01-15-14.................................................    8.200       BBB-          3,000         3,016,725
  GTE Corp.,
    Deb 11-15-17.............................................................   10.300       BBB+          8,725        10,600,352
   *Deb 11-01-20.............................................................   10.250       BBB+          6,875         8,195,687
  Hydro-Quebec (Gtd By Province Of Quebec),
    Deb 02-01-03.............................................................    7.375       A+            7,185         7,672,933
    Deb Ser FV 02-01-12......................................................   11.750       A+            5,000         7,358,250
    Deb Ser HS 02-01-21......................................................    9.400       A+            3,500         4,442,305
  Iberdrola International B.V.,
    Gtd Note 10-01-02........................................................    7.500       AA-           8,000         8,608,000
    Gtd Note 06-01-03 (R)....................................................    7.125       AA-           8,629         9,094,966



                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

                                                                                      PAR VALUE
                                                              INTEREST       S&P        (000'S           MARKET
ISSUER, DESCRIPTION                                             RATE      RATING***    OMITTED)          VALUE
-------------------                                             ----      ---------    --------          -----
UTILITIES (CONTINUED)
  Long Island Lighting Co.,
   *Deb 03-15-03............................................    7.050%       BB+        $ 7,315     $    7,191,157
    Gen Ref 05-01-21........................................    9.750        BBB-         6,075          6,249,292
   *Gen Ref Mtg 07-01-24....................................    9.625        BBB-         6,000          6,107,760
  Louisiana Power & Light Co.,
   *Sec Lease Oblig Bond Ser B 01-02-17.....................   10.670        BBB-        10,000         10,757,300
  Midland Funding Corp. I,
    Sr Sec Lease Oblig Ser C 07-23-02.......................   10.330        BB-         14,650         15,235,646
  Philippine Long Distance Telephone Co.,
   *Note 08-01-05...........................................    9.875        BB           2,490          2,642,513
  System Energy Resources, Inc.,
    1st Mtg 09-01-96........................................   10.500        BBB-        10,870         11,273,712
  Tenaga Nasional Berhad,
    Note 06-15-04 (R).......................................    7.875        A+           9,300         10,219,305
                                                                                                    --------------
                                                                                                       213,948,628
                                                                                                    --------------
                                 TOTAL PUBLICLY TRADED BONDS
                                       (Cost $1,538,585,688)                             (96.78%)    1,581,407,311
                                                                                         ------     --------------


                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund


                                                                                  PAR VALUE
                                                                      INTEREST     (000'S          MARKET
ISSUER, DESCRIPTION                                                     RATE      OMITTED)         VALUE
-------------------                                                     ----      --------         -----
SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (3.94% )
  Investment in a joint repurchase agreement transaction
   with SBC Capital Markets Inc., Dated 12-29-95, Due 01-02-96
   (secured by U.S. Treasury Bonds, 7.500%, due 11-15-16,
   and 10.375%, due 11-15-12 ) - Note A.............................   5.900%      $64,434     $   64,434,000
                                                                                               --------------
CORPORATE SAVINGS ACCOUNT (0.01%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 5.00%...............................................                                   75,538
                                                                                               --------------
                                        TOTAL SHORT-TERM INVESTMENTS                 (3.95%)       64,509,538
                                                                                   -------     --------------
                                                   TOTAL INVESTMENTS               (100.73%)   $1,645,916,849
                                                                                   =======     ==============


NOTES TO THE SCHEDULE OF INVESTMENTS

(R) These securites are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securites amounted to $105,404,079 as of December 31, 1995. See Note A of the Notes to Financial Statements for valuation policy.
 + These securities having an aggregated value of $40,321,498 or 2.47% of the Fund's net assets, have been purchased on a when issued basis subsequent to the date of this schedule. The purchase price and the interest rate of such security is fixed at trade date, although the Fund does not earn any interest on such securities until settlement date. The Fund has instructed the Custodian Bank to segregate assets with a current value at least equal to the amount of its when issued commitment. Accordingly, the market value of $62,533,835 of U.S. Treasury Bond 9.125%, 05-15-18 has been segregated to cover the when issued commitments.
  * Securities, other than short-term investments, newly added to the portfolio during the year ended December 31, 1995.
 ** Credit ratings are unaudited and are rated by Moody's Investor Services or John Hancock Advisers, Inc. where Standard and Poors ratings are not available.
*** Credit ratings are unaudited.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.




                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

NOTE A -- ACCOUNTING POLICIES

John Hancock Sovereign Bond Fund (the "Fund") is a diversified open-end investment management company, registered under the Investment Company Act of 1940. The investment objective of the Fund is to generate a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of freely marketable debt securities.

   The Trustees have authorized the issuance of two classes of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding in the current fiscal year during the period from January 1, 1995 through May 22, 1995, but were abolished by the trustees on August 28, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For Federal income tax purposes, the Fund has $20,654,741 of capital loss carryovers available, to the extent provided by regulations, to offset future realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The carryforwards expire as follows:
December 31, 1996 -- $1,909,995, December 31, 1998 -- $755,945, December 31,
2000 -- $10,107,031, December 31, 2001 -- $1,711,432 and December 31, 2002 --
$6,170,338. Expired capital loss carryforwards are reclassified to capital paid-in in the year of expiration. Of the capital loss carryovers expiring in 1996, 1998, 2000 and 2001, $1,909,995, $755,945, $10,107,031 and $1,711,432,
respectively, were acquired on 9/15/95 in the merger with John Hancock Investment Quality Bond Fund. Their availability may be limited in a given year. Additionally, net capital losses of $846,680 attributable to security transactions occurring after October 31, 1995 are treated as arising on the first day (January 1, 1996) of the Fund's current taxable year.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and

                         NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds - Sovereign Bond Fund

will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin". Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market", are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

   For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures transactions.

   At December 31, 1995, there were no open positions in financial futures.

NOTE B -- MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly fee to the Adviser for a continuous investment program equivalent on an annual basis to the sum of (a) 0.50% of the first $1,500,000,000 of the Fund's average daily net asset value, (b) 0.45% of the next $500,000,000, (c) 0.40% of the next $500,000,000 and (d) 0.35% of the Fund's average daily net asset value in excess of $2,500,000,000.

   In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended December 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $2,063,924. Out of this amount, $215,658 was retained and used for printing of prospectuses, advertising, sales literature and other purposes, and $188,165 was paid as sales commissions and first year service fees to unrelated broker-dealers and $1,660,101 was paid as sales commissions and first year service fees to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market

                        NOTES TO FINANCIAL STATEMENTS

                    John Hancock Funds-Sovereign Bond Fund

value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the period ended December 31, 1995, contingent deferred sales charges received by JH Funds amounted to $213,282.

   In addition, to compensate JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to October 1, 1995, the Fund paid transfer agent fees as a class specific expense based on the number of shareholder accounts and certain out-of-pocket expenses. For the nine months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense, was $3,386,770 for Class A, $97,393 for Class B and $328 for Class C, respectively. Effective October 1, 1995, transfer agent expense is a fund expense.

   Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione are directors and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability is marked to market on a periodic basis and income earned by the investment is recorded on the Fund's books.

NOTE C -- INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended December 31, 1995, aggregated $629,041,385 and $526,006,053, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended December 31, 1995, aggregated $937,979,202 and $961,809,577, respectively.

   The cost of investments owned at December 31, 1995 (excluding the corporate savings account) for Federal income tax purposes was $1,603,487,408. Gross unrealized appreciation and depreciation of investments aggregated $58,103,914 and $15,750,011, respectively, resulting in net unrealized appreciation of $42,353,903.

NOTE D -- REORGANIZATION

On September 8, 1995, the shareholders of John Hancock Investment Quality Bond Fund (JHIQBF) approved a plan of reorganization between JHIQBF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHIQBF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 5,218,646 Class A shares, and 493,051 Class B shares of John Hancock Sovereign Bond Fund for the net assets of JHIQBF, which amounted to $78,550,023 and $7,421,307 for Class A and Class B shares, respectively, including $730,736 of unrealized appreciation, after the close of business at September 15, 1995.

                    John Hancock Funds - Sovereign Bond Fund

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Trustees and Shareholders of
John Hancock Sovereign Bond Fund

We have audited the accompanying statement of assets and liabilities of John Hancock Sovereign Bond Fund (the "Fund"), including the schedule of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers or other appropriate audit procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of John Hancock Sovereign Bond Fund at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP


Boston, Massachusetts
February 9, 1996

TAX INFORMATION NOTICE (UNAUDITED)

For Federal Income Tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended December 31, 1995.

   Corporate Dividends Received Deduction: None of the 1995 dividends qualify for the corporate dividends received deduction.

   U.S. Government Obligations: Income from these investments may be exempt from certain state and local taxes. The percentage of assets invested in U.S. Treasury bonds, bills, and notes was 20.72% at year end. The percentage of income derived from U.S. Treasury bonds, bills, and notes was 20.07%. The percentage of assets invested in obligations of other U.S. government agencies (excluding securities issued by Federal National Mortgage Association and Government National Mortgage Association) was 1.41% at year end. The percentage of income derived from these investments was 0.74% For specific information on exemption provisions in your state, consult your local state tax office or your tax adviser.

                                      NOTES

                    John Hancock Funds - Sovereign Bond Fund

[LOGO] JOHN HANCOCK FUNDS                                          Bulk Rate
A GLOBAL INVESTMENT MANAGEMENT FIRM                               U.S. Postage
101 HUNTINGTON AVENUE BOSTON, MA 02199-7603                           PAID
                                                                  Brockton, MA
                                                                 Permit No. 582




[A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]

[A recycled logo in lower left hand corner with the caption " Printed on Recycled Paper."]



--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Sovereign Bond Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


                                                                 JHD 2100A 12/95
                                                                            2/96